================================================================================

                      THE NORTH CAROLINA TAX FREE BOND FUND
                      -------------------------------------

                               No Load Mutual Fund

                                  ANNUAL REPORT
                                 August 31, 2000


         INVESTMENT ADVISOR                              ADMINISTRATOR
         ------------------                              -------------
       BOYS, ARNOLD & COMPANY                     INTEGRATED FUND SERVICES, INC.
       Post Office Drawer 5255                       221 East Fourth Street
      1272 Hendersonville Road                            P.O. Box 5354
Asheville, North Carolina 28813-5255                 Cincinnati, Ohio 45202
           1.800.286.8038                                1.800.841.0987

================================================================================

September 14, 2000

To the Shareholders of the North Carolina Tax Free Bond Fund:

We are pleased to report on the progress of your Fund for the fiscal year ending August 31, 2000.

Fiscal year 2000 was a much better period for municipal bond investors and the Fund compared with the previous year. Although municipal bond issuance and supply remained erratic at times during the year, the effect of rising short-term interest rates by the Federal Reserve provided investors with greater confidence in the long-term inflation outlook. Consequently, intermediate to longer term interest rates declined. This had a positive impact on the Fund since it is mostly comprised of longer-term municipal issues.

For the fiscal year ending August 31, 2000, the Fund's total return was +6.3% (which includes both income and price change). This return compares favorably to the average annual total return for the 40 North Carolina Municipal Debt Funds which increased +5.2% as ranked by Lipper Analytical Services, Inc. For the same period, the Lehman Municipal Bond Index, a national bond index with a shorter duration and lower average quality, increased 6.8%. For the year and the last three years ending August 31, 2000, the Fund ranked in the top quartile of the Lipper universe of North Carolina Municipal Debt Funds.

The Fund maintains a high quality portfolio of exclusively North Carolina municipal bonds, with an average maturity of almost 14 years and an average credit quality of AA+ as measured by Standard and Poor's Corporation quality ratings. The Fund's net asset value on August 31, 2000 was $10.59 and the tax-free income and capital gains paid for the year then ended were $.46 and $.01 per share, respectively.

The adept handling of the economy by the Federal Reserve has set the stage for slower U.S. economic growth and an expected "soft landing". Continued modest inflation coupled with the highest year over year productivity trends in seventeen years leaves room for bond yields to fall further in the coming year. These conditions have helped to offset the effects of rising oil prices that appear to be peaking and may well begin to subside as the U.S. moves away from the peak demand period and OPEC increases production output again. This should continue to provide a stable to improving environment for fixed income investors.

High quality municipal bonds continue to offer investors attractive tax-free returns with relatively greater safety than can be found in most other investments. They also can offer stability to a portfolio in periods of high volatility in the stock markets. We encourage investors to take a long-term view of their investment in the Fund and to consider a plan of dollar cost averaging as a disciplined investment approach.

Thank you for your continued trust and support. We welcome your comments and suggestions.

Sincerely,

/s/ John B. Kuhns                /s/ Jon L. Vannice
John B. Kuhns                    Jon L. Vannice

                     The North Carolina Tax Free Bond Fund

Comparison of the Change in Value of a $10,000 Investment in the North Carolina
        Tax Free Bond Fund and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

THE NORTH CAROLINA TAX FREE BOND FUND

LEHMAN BROTHERS MUNICIPAL BOND INDEX:     THE NORTH CAROLINA TAX FREE BOND FUND:
-------------------------------------     --------------------------------------

              QTRLY                                      QTRLY
  DATE        RETURN     BALANCE            DATE        RETURN      BALANCE
------        ------     -------            ----        ------      -------
01/13/93                 10,000           01/13/93                  10,000
02/28/93       4.96%     10,496           02/28/93       3.70%      10,370
05/31/93       0.50%     10,548           05/31/93      -0.72%      10,296
08/31/93       3.92%     10,962           08/31/93       3.54%      10,660
11/30/93       0.44%     11,010           11/30/93       0.63%      10,727
02/28/94       0.60%     11,076           02/28/94      -0.06%      10,721
05/31/94      -2.42%     10,808           05/31/94      -1.25%      10,587
08/31/94       1.56%     10,977           08/31/94       1.03%      10,696
11/30/94      -4.97%     10,431           11/30/94      -4.53%      10,212
02/28/95       8.18%     11,285           02/28/95       7.94%      11,024
05/31/95       4.50%     11,792           05/31/95       4.15%      11,481
08/31/95       1.33%     11,949           08/31/95       0.76%      11,569
11/30/95       3.79%     12,402           11/30/95       3.41%      11,963
02/29/96       1.04%     12,531           02/29/96       1.17%      12,103
05/31/96      -1.59%     12,332           05/31/96      -2.46%      11,804
08/31/96       1.98%     12,576           08/31/96       2.25%      12,070
11/30/96       4.42%     13,132           11/30/96       4.56%      12,620
02/28/97       0.68%     13,221           02/28/97       0.17%      12,641
05/31/97       0.99%     13,352           05/31/97       0.09%      12,652
08/31/97       2.89%     13,738           08/31/97       2.75%      13,000
11/30/97       2.44%     14,073           11/30/97       2.33%      13,303
02/28/98       2.54%     14,431           02/28/98       3.08%      13,713
05/31/98       1.22%     14,607           05/31/98       0.75%      13,815
08/31/98       2.20%     14,928           08/31/98       2.49%      14,159
11/30/98       1.60%     15,167           11/30/98       1.27%      14,339
02/28/99       1.00%     15,318           02/28/99       0.70%      14,439
05/31/99      -0.19%     15,289           05/31/99      -0.90%      14,310
08/31/99      -1.87%     15,003           08/31/99      -2.39%      13,967
11/30/99       0.01%     15,005           11/30/99      -0.45%      13,905
02/29/00      -0.03%     15,000           02/29/00      -0.04%      13,899
05/31/00       1.05%     15,158           05/31/00       0.55%      13,975
08/31/00       5.68%     16,019           08/31/00       6.24%      14,847

Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     The North Carolina Tax Free Bond Fund
                          Average Annual Total Returns

               1 Year         5 Years        Since Inception*
               ------         -------        ----------------
                6.30%           5.12%             5.31%
--------------------------------------------------------------------------------
* Commencement of operations was January 13, 1993.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 2000


ASSETS:
    Investment securities, at value (amortized cost
       $13,686,055) (note 1)                                         13,799,066
    Interest receivable                                                 209,131
    Receivable for capital shares sold                                      500
    Other assets                                                          3,238
                                                                   ============
         TOTAL ASSETS                                                14,011,935
                                                                   ------------
LIABILITIES:
    Bank overdraft                                                       10,031
    Dividends payable                                                    18,455
    Payable to Advisor (note 3)                                           4,293
    Payable to Administrator (note 3)                                     4,760
    Other accrued expenses and liabilities                                6,489
                                                                   ------------
         TOTAL LIABILITIES                                               44,028
                                                                   ------------

NET ASSETS                                                         $ 13,967,907
                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital                                                    $ 13,977,800
Accumulated net realized losses from security transactions             (122,904)
Net unrealized appreciation on investments                              113,011
                                                                   ============
         NET ASSETS                                                $ 13,967,907
                                                                   ============
Shares of beneficial interest outstanding (unlimited
     number of shares authorized, no par value)                       1,319,562
                                                                   ============

Net asset value, offering price and redemption
     price per share (note 1)                                      $      10.59
                                                                   ============

                      THE NORTH CAROLINA TAX FREE BOND FUND

                             STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 2000

INVESTMENT INCOME:
    Interest                                                       $    733,362
                                                                   ------------
EXPENSES:
    Investment advisory fees (note 3)                                    48,035
    Shareholder servicing fees (note 3)                                  34,310
    Accounting services fees (note 3)                                    24,000
    Administration fees (note 3)                                         20,570
    Transfer agent fees (note 3)                                         12,000
    Custodian fees                                                       11,953
    Professional fees                                                     8,400
    Insurance expense                                                     6,602
    Pricing costs                                                         6,269
    Postage and supplies                                                  6,149
    Trustees' fees and expenses                                           5,486
    Reports to shareholders                                               2,832
    Registration fees                                                       172
                                                                   ------------
         TOTAL EXPENSES                                                 186,778
    Investment advisory fees waived (note 3)                            (35,812)
    Shareholder servicing fees waived (note 3)                          (34,310)
                                                                   ------------
         NET EXPENSES                                                   116,656
                                                                   ------------

NET INVESTMENT INCOME                                                   616,706
                                                                   ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
    Net realized losses from security transactions                     (122,904)
    Net change in unrealized appreciation/
         depreciation on investments                                    329,262
                                                                   ------------
         NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS               206,358
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $    823,064
                                                                   ============

                      THE NORTH CAROLINA TAX FREE BOND FUND

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                               Year Ended      Year Ended
                                                                               August 31,      August 31,
                                                                                  2000            1999
                                                                              ============    ============

FROM OPERATIONS:
    Net investment income                                                     $    616,706    $    556,018
    Net realized gains (losses) from security transactions                        (122,904)         13,241
    Net change in unrealized appreciation/depreciation on investments              329,262        (787,235)
                                                                              ============    ============
         NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                     823,064        (217,976)
                                                                              ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                    (616,706)       (556,018)
    From net realized gains from security transactions                             (13,244)       (115,531)
                                                                              ============    ============
         DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                (629,950)       (671,549)
                                                                              ============    ============

FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                                    3,376,543       3,423,074
    Net asset value of shares issued in
         reinvestment of distributions to shareholders                             532,626         622,314
    Payment for shares redeemed                                                 (4,042,163)     (1,684,384)
                                                                              ============    ============
         NET INCREASE (DECREASE) IN NET ASSETS FROM
             CAPITAL SHARE TRANSACTIONS                                           (132,994)      2,361,004
                                                                              ============    ============

TOTAL INCREASE IN NET ASSETS                                                        60,120       1,471,479

NET ASSETS:
    Beginning of year                                                           13,907,787      12,436,308
                                                                              ============    ============
    End of year                                                               $ 13,967,907    $ 13,907,787
                                                                              ============    ============

CAPITAL SHARE ACTIVITY:
    Shares sold                                                                    327,351         311,082
    Shares issued in reinvestment of distributions to shareholders                  51,953          56,996
    Shares redeemed                                                               (392,920)       (154,228)
                                                                              ------------    ------------
    Net increase/decrease in shares outstanding                                    (13,616)        213,850
    Shares outstanding, beginning of year                                        1,333,178       1,119,328
                                                                              ------------    ------------
    Shares outstanding, end of year                                              1,319,562       1,333,178
                                                                              ============    ============

                      THE NORTH CAROLINA TAX FREE BOND FUND

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                                               YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                               AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,
                                                                  2000          1999          1998          1997          1996
                                                              ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE AT BEGINNING OF YEAR                          $      10.43  $      11.11  $      10.63  $      10.32  $      10.36
                                                              ------------  ------------  ------------  ------------  ------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income                                             0.46          0.44          0.45          0.47          0.48
    Net realized and unrealized gains (losses) on investment          0.17         (0.58)         0.48          0.31         (0.04)
                                                              ------------  ------------  ------------  ------------  ------------
TOTAL FROM INVESTMENT OPERATIONS                                      0.63         (0.14)         0.93          0.78          0.44
                                                              ------------  ------------  ------------  ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                       (0.46)        (0.44)        (0.45)        (0.47)        (0.48)
    From net realized gains from security transactions               (0.01)        (0.10)           --            --            --
                                                              ------------  ------------  ------------  ------------  ------------
TOTAL DISTRIBUTIONS                                                  (0.47)        (0.54)        (0.45)        (0.47)        (0.48)
                                                              ------------  ------------  ------------  ------------  ------------

NET ASSET VALUE AT END OF YEAR                                $      10.59  $      10.43  $      11.11  $      10.63  $      10.32
                                                              ============  ============  ============  ============  ============

TOTAL RETURN                                                          6.30%        (1.36%)        8.92%         7.71%         4.33%
                                                              ============  ============  ============  ============  ============

NET ASSETS AT END OF YEAR                                     $ 13,967,907  $ 13,907,787  $ 12,436,308  $  9,954,295  $  6,400,507
                                                              ============  ============  ============  ============  ============

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
    Before expense reimbursements and waived fees                     1.36%         1.41%         1.42%         1.68%         2.24%
    After expense reimbursements and waived fees (note 3)             0.85%         0.85%         0.83%         0.85%         0.85%

         RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSET          4.50%         4.08%         4.15%         4.49%         4.60%

         PORTFOLIO TURNOVER RATE                                        19%            5%           36%           20%           10%

See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 August 31, 2000

                                                 PRINCIPAL    INTEREST     MATURITY        VALUE
                                                   AMOUNT       RATE         DATE         (NOTE 1)
                                                   ------       ----         ----         --------
                                                     ($)                                     ($)
MUNICIPAL OBLIGATIONS -  98.1%
 Appalachian State University, North Carolina
    Utility System Revenue                         150,000      5.90%      05-15-08        160,210
 Asheville, North Carolina
    Water System Revenue                           150,000      5.50%      08-01-11        156,741
 Buncombe County, North Carolina
    Certificate of Participation                   500,000      5.00%      12-01-12        498,150
 Buncombe County, North Carolina
    Solid Waste System Special
    Obligation Revenue                             200,000      5.60%      03-01-11        208,572
 Cabarrus County, North Carolina
    General Obligation                             250,000      5.40%      02-01-17        252,322
 Charlotte, North Carolina
    Law Enforcement Facilities Project
    Series A Certificate of Participation          100,000      6.10%      12-01-15        104,307
 Charlotte, North Carolina
    Public Improvements                            400,000      5.30%      04-01-08        416,812
 Charlotte, North Carolina
    Storm Water Revenue                            500,000      6.00%      06-01-20        527,935
 Charlotte, North Carolina
    Water & Sewer General Obligation               400,000      5.60%      05-01-20        428,400
 Cumberland County, North Carolina
    Hospital Facilities Revenue                    500,000      5.25%      10-01-11        483,665
 Currituck County, North Carolina
    General Obligation                             300,000      5.40%      04-01-14        308,337
 Duke University Hospital
    Community Hospital Revenue                     500,000      5.25%      06-01-17        483,730
 Durham, North Carolina
    General Obligation Revenue                     200,000      5.80%      02-01-12        210,896

                      THE NORTH CAROLINA TAX FREE BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 August 31, 2000

                                                 PRINCIPAL    INTEREST     MATURITY        VALUE
                                                   AMOUNT       RATE         DATE         (NOTE 1)
                                                   ------       ----         ----         --------
                                                     ($)                                    ($)
MUNICIPAL OBLIGATIONS -  98.1%
 Fayetteville, North Carolina
    Public Works Revenue                           500,000      5.10%      03-01-15        492,455
 Gaston County, North Carolina
    General Obligation                             500,000      5.00%      03-01-17        483,105
 Gaston, North Carolina
    Memorial Hospital Project Revenue              600,000      5.50%      02-15-15        590,592
 Gastonia, North Carolina
    Police Station Project Certificate
    of Participation                               100,000      5.70%      08-01-15        102,426
 Gastonia, North Carolina
    Street Improvements General Obligation         200,000      5.50%      05-01-13        208,474
 Gastonia, North Carolina
    Street Improvements General Obligation         400,000      5.50%      05-01-16        411,852
 Greensboro, North Carolina
    General Obligation Unlimited                   500,000      5.00%      03-01-12        505,235
 Johnston County, North Carolina
    General Obligation                             500,000      5.00%      05-01-18        479,570
 Lincolnton, North Carolina
    Enterprise System Revenue                      200,000      5.38%      05-01-16        201,364
 Mecklenburg County, North Carolina
    Public Improvement General Obligation          200,000      5.50%      04-01-11        208,194
 Morganton, North Carolina
    Water & Sewer General Obligation Revenue       500,000      5.70%      06-01-13        523,195
 North Carolina Central University
    Housing System Revenue                         200,000      5.80%      11-01-17        207,402
 North Carolina Educational Facilities Finance
    Agency Elon College Project Revenue            100,000      6.38%      01-01-14        104,211
 North Carolina Housing Finance Agency
    Home Ownership Series 2-B Revenue              500,000      5.10%      07-01-17        478,610

                      THE NORTH CAROLINA TAX FREE BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 August 31, 2000

                                                 PRINCIPAL    INTEREST     MATURITY        VALUE
                                                   AMOUNT       RATE         DATE         (NOTE 1)
                                                   ------       ----         ----         --------
                                                     ($)                                    ($)
MUNICIPAL OBLIGATIONS -  98.1%
 North Carolina Housing Finance Agency
    Home Ownership Series 6-B Revenue              400,000      5.45%      01-01-11        412,236
 North Carolina Housing Finance Agency
    Multifamily Series A Revenue                    95,000      5.80%      07-01-13         96,705
 North Carolina Municipal Power Agency
    Number 1 - Catawba Electric Revenue            100,000      6.00%      01-01-09        108,298
 North Carolina Municipal Power Agency
    Number 1 - Catawba Electric Revenue            100,000      5.75%      01-01-15        101,120
 North Carolina State
    Clean Water Series A General Obligation        100,000      5.80%      06-01-04        106,518
 North Carolina State University
    Centennial Campus Series B Revenue             500,000      5.13%      12-15-16        492,100
 Piedmont Triad Airport Authority
    North Carolina Series A Revenue                300,000      5.63%      07-01-14        312,456
 Piedmont Triad Airport Authority
    North Carolina Series A Revenue                200,000      5.88%      07-01-19        208,696
 Pitt County, North Carolina
    Memorial Hospital Revenue                      500,000      5.25%      12-01-12        504,300
 Pitt County, North Carolina
    Memorial Hospital Revenue                      100,000      5.50%      12-01-15        101,905
 Raleigh, North Carolina
    General Obligation                             500,000      5.25%      06-01-13        512,590
 University of North Carolina
    General Obligation Revenue                     500,000      5.40%      05-15-09        503,755
 Wake Forest University
    Finance Agency Revenue                         500,000      5.00%      11-01-17        481,555
 Wilmington, North Carolina
    Water & Sewer System Revenue                   400,000      5.40%      06-01-13        412,476

                      THE NORTH CAROLINA TAX FREE BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 August 31, 2000

                                                 PRINCIPAL    INTEREST     MATURITY        VALUE
                                                   AMOUNT       RATE         DATE         (NOTE 1)
                                                   ------       ----         ----         --------
                                                     ($)                                    ($)
MUNICIPAL OBLIGATIONS -  98.1%
 Winston-Salem, North Carolina
    General Obligation                             100,000      5.50%      06-01-12        104,314
                                                                                     -------------

TOTAL MUNICIPAL OBLIGATIONS - 98.1% (AMORTIZED COST $13,582,775)                     $  13,695,786

CASH EQUIVALENTS -  0.7%
 Federated North Carolina Municipal Money Market Portfolio
    (amortized cost $103,280)                                                        $     103,280
                                                                                     -------------

TOTAL VALUE OF INVESTMENT SECURITIES - 98.8% (AMORTIZED COST $13,686,055) (A)        $  13,799,066

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.2%                                               168,841
                                                                                     -------------

NET ASSETS - 100.0%                                                                  $  13,967,907
                                                                                     =============

(a) As of August 31, 2000, the cost of investment securities for federal income tax purposes was the same as that shown for financial statement purposes. Net unrealized appreciation of $113,011 was comprised of gross unrealized appreciation and depreciation of $285,914 and $172,903, respectively.

See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 2000

1.   SIGNIFICANT ACCOUNTING POLICIES

The North Carolina Tax Free Bond Fund (the Fund) is a no-load, non-diversified series of Albemarle Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940 and organized in 1992 as a Massachusetts business trust. The Fund began operations on January 13, 1993.

The investment objectives of the Fund are to provide current income exempt from federal income taxes and from the personal income taxes of North Carolina, to preserve capital and to protect the value of the portfolio against the effects of inflation. Capital appreciation is of secondary importance. The Fund invests primarily in debt instruments of municipal issuers within the state of North Carolina. The issuers' abilities to meet their obligations may be affected by economic and legislative developments in the state of North Carolina.

The following is a summary of the Fund's significant accounting policies:

SECURITIES VALUATION -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading of the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Municipal obligations are valued by an independent pricing service which generally utilizes a computerized matrix system with consideration given to security quality, maturity, coupon, call features and the latest trading developments. On limited occasions, if the valuation provided by the pricing service ignores certain market conditions affecting the value of a security or the pricing service cannot provide a valuation, the security is valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

SHARE VALUATION -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price per share and the redemption price per share are equal to the net asset value per share.

INVESTMENT INCOME -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income are declared daily and paid on the last business day of each month. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

SECURITY TRANSACTIONS -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis. The Fund may purchase securities on a when issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund intends to satisfy conditions which enable it to designate the interest income generated by its investment in municipal securities, which is exempt from federal income tax when received by the Fund, as exempt-interest dividends upon distribution to shareholders. For the year ended August 31, 2000, the Fund has designated 100% of its distributions paid to shareholders from net investment income as exempt-interest dividends for federal income tax purposes.

In addition, on November 30, 1999, the Fund declared and paid a long-term capital gain distribution of $12,396 or $0.0093 per share. In January of 2000, shareholders were provided with Form 1099-DIV which reported the amounts and tax status of capital gain distributions paid during calendar year 1999.

As of August 31, 2000, the Fund had a capital loss carryforward for federal income tax purposes of $15,622, which will expire on August 31, 2008. In addition, during the period from November 1, 1999 through August 31, 2000, the Fund had net realized capital losses of $107,282 which are treated for federal income tax purposes as arising during the Fund's tax year ending August 31, 2001. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $2,462,766 and $2,548,267 respectively, for the year ended August 31, 2000.

3.   TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of Boys, Arnold & Company, Inc. (the Advisor), or of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Fund.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Advisor under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.35% of the Fund's average daily net assets. The Advisor currently intends to voluntarily waive its investment advisory fees and/or reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund to 0.85% of its average daily net assets. For the year ended August 31, 2000, the Advisor waived $35,812 of its investment advisory fees.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, IFS supplies non-investment related administrative and compliance services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee at an annual rate of 0.15% on the Fund's average daily net assets up to $50 million; 0.125% on the next $50 million of such net assets; and 0.10% on such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee based on the number of shareholder accounts in the Fund, subject to a $1,000 minimum monthly fee. In addition, the Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement with the Trust, IFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, IFS receives a monthly fee, based on current asset levels, of $2,000 per month from the Fund. In addition, the Fund pays IFS certain out-of-pocket expenses incurred by IFS in obtaining valuations of the Fund's portfolio securities.

SHAREHOLDER SERVICING PLAN
The Trust has adopted a Shareholder Servicing Plan (the Plan) pursuant to which the Fund may incur certain expenses for the compensation of persons providing ongoing services and/or maintenance of the Fund's shareholder accounts, not otherwise required to be provided by IFS. The basis for amounts paid under the Plan must be approved by the Board of Trustees and may not exceed 0.25% of the Fund's average daily net assets. For the year ended August 31, 2000, the Fund incurred and waived $34,310 of shareholder servicing fees under the Plan.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Albemarle Investment Trust:

We have audited the accompanying statement of assets and liabilities of The North Carolina Tax Free Bond Fund (the "Fund"), a series of Albemarle Investment Trust, including the portfolio of investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the Fund's custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The North Carolina Tax Free Bond Fund as of August 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

                                        /s/ Deloitte & Touche LLP

Dayton, Ohio
September 29, 2000